Convertible Preferred Stock	12 Months Ended
Dec. 31, 2020
Temporary Equity Disclosure [Abstract]
Convertible Preferred Stock	Convertible Preferred Stock
In June 2019, the Company entered into a Series F Preferred Stock Purchase Agreement. Under the terms of the agreement the Company issued 7,844,390 shares of its Series F convertible preferred stock with a purchase price of $6.8839 per share (“Initial Closing”). From July through September 2019, the Company issued 4,705,462 shares in subsequent closings with the same terms and conditions as the Initial Closing. The Company incurred aggregate issuance costs of $3.9 million. Subsequent to the Series F financing, certain Series F investors were obligated to launch a tender offer to purchase a maximum of $10.0 million of shares of common stock held by existing stockholders at $6.8839 per share (“Series F price” and “Tender Offer”).
In September 2019, the Series F investors and other investors (“Tender Offer Investors”) made a Tender Offer to the Company’s employees to purchase up to 1,125,813 shares of common stock at Series F price. In October 2019, the Tender Offer Investors purchased 1,125,813 shares of common stock from 123 eligible holders for total gross proceeds of $7.7 million. See more details in Note 10.
The Company’s preferred stock authorized, issued and outstanding, the aggregate liquidation preferences, including dividends that would be due if and when declared by the board of directors are as follows (in thousands, except share):

	December 31, 2019
	Shares Authorized	Shares Issued and Outstanding	Net Carrying Value	Aggregate Liquidation Preference
Series A	1,051,540	1,051,540	$245	$245
Series A-1	5,475,700	5,475,700	1,452	1,473
Series B	7,511,886	7,511,886	6,879	6,950
Series C	9,725,945	9,645,651	14,390	14,415
Series D	11,072,579	11,045,815	24,929	25,000
Series E	12,943,216	12,943,216	80,866	81,000
Series E-1	5,768,518	5,704,601	35,633	35,700
Series F	14,526,649	12,549,852	82,511	86,392
Total	68,076,033	65,928,261	$246,905	$251,175

	December 31, 2020
	Shares Authorized	Shares Issued and Outstanding	Net Carrying Value	Aggregate Liquidation Preference
Series A	1,051,540	1,051,540	$245	$245
Series A-1	5,475,700	5,475,700	1,452	1,473
Series B	7,511,886	7,511,886	6,879	6,950
Series C	9,725,945	9,688,328	14,526	14,479
Series D	11,072,579	11,045,815	24,929	25,000
Series E	12,943,216	12,943,216	80,866	81,000
Series E-1	5,832,443	5,704,601	35,633	35,700
Series F	14,526,649	12,549,852	82,511	86,392
Total	68,139,958	65,970,938	$247,041	$251,239
Voting
The holder of any shares of convertible preferred stock has the right to one vote for each share of common stock into which such share of convertible preferred stock could then be converted and were entitled to vote together with the holders of the common stock.
Dividends
Holders of shares for each class of convertible preferred stock are entitled to receive noncumulative dividends on each share at a rate of 8% per annum of the original issue price as defined, only when, as, and if declared by the Company’s board of directors. The convertible preferred stock dividends are payable in preference and in priority to any dividends on common stock. No dividends have been declared or paid by the Company to date.
Liquidation Preference
In the event of any liquidation, dissolution, or winding up of the affairs of the Company, the holders of the then outstanding convertible preferred stock would be entitled to receive the amount of the assets of the Company available for distribution to the stockholders before any payment is made to the common stock holders in an amount equal to the greater of (x) the applicable original issue price for such series of preferred stock plus any dividends declared but unpaid or (y) such amount per share that would have been payable had all shares of preferred stock been converted into common stock immediately prior to liquidation. If assets available for distribution are insufficient to pay the holders of shares of preferred stock the full amount to which they shall be entitled, the holders of shares preferred stock shall share ratably in any distribution of the assets available for distribution in proportion to the respective amounts, which would otherwise be payable in respect of the shares held by them upon such distribution. After payment of all preferential amounts required to be paid to the holders of shares of preferred stock the remaining assets of the Company available for distribution shall be distributed among the holders of shares of common stock, prorated based on the number of shares held by each such holder.
Conversion
The holder of any shares of convertible preferred stock has the right at the holder’s option, at any time, to convert any of such shares into such number of fully paid and nonassessable shares of common stock as would have been determined by dividing the Original Issue Price for such series of preferred stock by the applicable conversion price in effect at the time of conversion. The Original Issue Price for each share of each series of convertible preferred stock is as follows: Series A – $0.233; Series A-1 – $0.269; Series B – $0.9252; Series C – $1.4945; Series D – $2.2633; Series E – $6.2581; Series E-1 – $6.2581 and Series F – $6.8839. The applicable conversion price is adjustable under certain circumstances for stock splits, dilution events, reorganizations, and similar events. Automatic conversion occurs immediately prior to the closing of a qualified public offering, as defined; upon the approval of the holders of over 60% of the holders of Series D preferred stock, voting as a separate series and the holders of a majority of the outstanding shares of Series E and Series E-1 preferred stock, voting together as a single series; or upon the closing of the sale of shares of common stock to the public at a price of at least $12.5162 per share in a firm-commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, having an aggregate offering price to the public of no less than $50 million.
Redemption
The Convertible Preferred Stock is redeemable upon a liquidation event, such as voluntary or involuntary liquidation, dissolution, or winding up of the Company, which is outside of the Company’s control. Accordingly, these shares are considered contingently redeemable and are classified as temporary equity on the balance sheet. Accretion on the convertible preferred stock should only be recorded when the occurrence of a redemption event is considered probable. As of December 31, 2019 and 2020, a redemption event is not considered probable, therefore no accretion has been accrued.